UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4078

Seligman Frontier Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 10/31

Date of reporting period: 10/31/06

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Shareholders	1
Interview With Your Portfolio Manager	2
Performance Overview	5
Portfolio Overview	8
Understanding and Comparing Your Fund’s Expenses	10
Portfolio of Investments	11
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Notes to Financial Statements	19
Financial Highlights	27
Report of Independent Registered Public Accounting Firm	33
Directors and Officers	34
Additional Fund Information	37

To The Shareholders

We are pleased to present the annual shareholder report for Seligman Frontier Fund, Inc. The report contains a discussion with your Portfolio Manager, as well as the Fund’s investment results, portfolio of investments, and financial statements.

For the year ended October 31, 2006, Seligman Frontier Fund delivered a total return of 20.29%, based on the net asset value of Class A shares (excluding the effect of any sales charge). This far outpaced the Fund’s peers, represented by the Lipper Small-Cap Growth Funds Average, which returned 12.82%, and the Fund’s benchmark, the Russell 2000 Growth Index, which returned 17.07% for the period.

We are pleased to announce that, in July 2006, Michael Alpert was named Portfolio Manager of Seligman Frontier Fund. Mr. Alpert, who joined Seligman as a member of the Fund’s investment team in 1999 and has served as the Fund’s Co-Portfolio Manager since 2005, was also named Head of Seligman’s Small-Company Growth Team.

We thank you for your continued support of Seligman Frontier Fund and look forward to serving your investment needs for many years to come.

William C. Morris
Chairman

Brian T. Zino
President

December 21, 2006

Manager	Shareholder Service Agent	Important Telephone Numbers

J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP	Seligman Data Corp. 100 Park Avenue New York, NY 10017 Mail Inquiries To: P.O. Box 9759 Providence, RI 02940-9759 Independent Registered Public Accounting Firm Deloitte & Touche LLP	(800) 221-2450 Shareholder Services (800) 445-1777 Retirement Plan Services (212) 682-7600 Outside the United States (800) 622-4597 24-Hour Automated Telephone Access Service

Interview With Your Portfolio Manager
Michael J. Alpert

Q:	How did Seligman Frontier Fund perform for the fiscal year ended October 31, 2006?

A:	For the year ended October 31, 2006, Seligman Frontier Fund delivered a total return of 20.29%, based on the net asset value of Class A shares (excluding the effect of any sales charge). This compared favorably to the Fund’s peers, represented by the Lipper Small-Cap Growth Funds Average, which returned 12.82%, and the Fund’s benchmark, the Russell 2000 Growth Index, which returned 17.07% for the period.

Q:	What market conditions and events materially affected the Fund for the period?

A:	The past year was characterized by significant short-term volatility. The markets delivered strong gains through mid-May, with several of the major indices (including the Fund’s benchmark) hitting five-year highs. Economic data points remained solid and the market appeared to be anticipating an end to a long period of Fed interest rate increases. Investors, however, began to worry about “stagflation” — stagnant economic growth combined with rising inflation. In addition, the housing market finally showed signs of weakening as housing inventories rose and home prices stopped rising (and even declined in some markets). These factors, among others, led to a sharp correction in the equity markets through July, with economically sensitive and commodity-related stocks particularly hard hit.

As it became clearer that inflation remained in check and the economy was still on firm footing, despite the near-term housing slump, equities — including small caps — rebounded and ended the fiscal year with solid gains across all sectors in the Fund’s benchmark. The equity markets, in particular, were buoyed as mergers and acquisitions (M&A) activity increased. Three companies owned by the Fund were acquired during this period: Filenet, Open Solutions, and KOS Pharmaceuticals.

Q:	What investment strategies and techniques materially affected the Fund’s performance during the period?

A:	We condensed the number of portfolio holdings and increased the concentration of holdings at the top of the portfolio, giving more weight to the portfolio’s top 20 stocks. Our process has always been based upon bottom-up, fundamental research. If we believe in a company’s fundamentals and the stock is not being rewarded because of other factors at play in the market — e.g., economic concerns or a general stock market correction — we view this as an opportunity to add to the position. Likewise, a stock that has performed well in the market might present an attractive opportunity for profit taking. We stuck with our convictions and shareholders of the Fund have been rewarded.

Interview With Your Portfolio Manager
Michael J. Alpert

In terms of specific sectors, the Fund’s largest weighting for the fiscal year was in Information Technology. We began the year underweight in the sector and added to our position throughout, ending the year slightly overweight, compared to the benchmark. Information Technology was the largest area of negative contribution for the Fund. One of the stocks that hurt the Fund’s investment results was ADC Telecommunications, which is a major beneficiary of the massive telecom infrastructure build-out occurring around the world. During the period ADC announced an untimely and large acquisition of another company that the market (and we) did not expect or like. Given the significant potential integration risks, the position was subsequently eliminated during the period. Another position that negatively contributed to Fund performance within the sector was Cogent. While we believe this biometric technology company’s products are on the cutting edge of fingerprint identification for security measures around the world, the lack of visibility with regard to new customer wins made it increasingly difficult for management and investors to accurately forecast earnings for the company. This resulted in a depressed stock price. This position was also eliminated during the period. Software companies Wind River Systems and Avid Technology were also bottom-contributing stocks as disappointing earnings pressured both companies’ stock prices lower. Both positions were eliminated during the period.

Nuance Communications, however, was a bright spot within our Information Technology stock selection. The company was the second largest contributor to the Fund’s investment results for the fiscal year. A producer of speech-to-text software, Nuance is a dominant player in the field. Its stock has performed very well, and we believe there is still upside potential as companies, particularly those related to health care, move from written to electronic records.

The second largest sector allocation was Industrials. It was the Fund’s largest relative overweight, as well as the largest area of portfolio contribution. American Commercial Lines, a transportation company that moves cargo up and down the Mississippi River on barges, delivered triple-digit returns for the period, and was the largest single contributor to the Fund’s performance. Several factors contributed to the stock’s performance, such as decreasing competition, the substantial cost advantage of river transportation versus rail and truck, a booming global economy that has increased demand abroad for US crops such as corn and soybeans, and a surge in ethanol production occurring in the US. Corrections Corporation of America (a private prison company) was another top contributor for the Fund in the Industrials sector. An intensifying focus on border security, an increasing population, and a lack of new prisons being built has resulted in demand severely outstripping available supply.

Interview With Your Portfolio Manager
Michael J. Alpert

The Fund also received significant positive contribution from the Consumer Discretionary sector. The Fund was underweight slightly, relative to the benchmark, but strong stock selection, particularly in retail and gaming, resulted in significant relative outperformance.

Health Care also performed well for the Fund for the period, despite somewhat expensive valuations in the group and concerns about more Democratic influence in Congress on issues such as Medicare spending and prescription drugs. In addition, the group may have benefited as investors concerned about the economic outlook put money to work in this less cyclical industry

A Team Approach
Seligman Frontier Fund is managed by the Seligman Small-Company Growth Team, led by Michael J. Alpert, Portfolio Manager. Mr. Alpert is assisted in the management of the Fund by a group of seasoned research professionals who are responsible for identifying small companies that offer the greatest potential for growth. Team members include Sean Collins (assistant trader), Matthew D’Alto, Mira Lee, Jonathan Roth (trader), and Stephan Yost.

The Materials sector was a small weighting in the benchmark, and an even smaller weighting in the Fund’s portfolio. Oregon Steel Mills made a considerable contribution to the Fund’s investment results. The company is one of two in the US that manufactures large diameter pipes used to build pipelines. These pipes are extremely difficult to transport, and as the other US manufacturer is located in Florida, Oregon Steel delivered impressive gains, driven by strong demand in the energy sector and the company’s close proximity to Alaskan pipelines.

The views and opinions expressed are those of the Portfolio Manager, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance Overview

This section of the report is intended to help you understand the performance of Seligman Frontier Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after the date of purchase. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class I shares are calculated without any sales charges.

The chart on page 5 compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.75% maximum sales charge, and in Class B and Class D shares, without CDSC, to a $10,000 investment made in the Russell 2000 Growth Index, for the 10-year period ended October 31, 2006. The performance of Class C, Class I and Class R shares, which commenced on later dates, and of Class A, Class B and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in this chart but is included in the total returns table that follows the chart. The performance of Class C, Class I, and Class R will differ from the performance shown for Class A, Class B and Class D, based on the differences in sales charges and fees paid by shareholders. The Russell 2000 Growth Index excludes the effect of taxes, fees and sales charges.

The stocks of smaller companies may be subject to above-average price fluctuations. An investment in the Fund is subject to certain risks, including the possible loss of principal. It is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[1] The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectus or statement of additional information.

Performance Overview

Investment Results

Total Returns

For Periods Ended October 31, 2006

		Average Annual
	Six Months*	One Year	Five Years	Ten Years		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
Class A
With Sales Charge	(4.80)%	14.54%	5.87%	2.32%		n/a	n/a	n/a
Without Sales Charge	(0.07)	20.29	6.90	2.82		n/a	n/a	n/a
Class B
With CDSC†	(5.38)	14.43	5.77	n/a		n/a	n/a	n/a
Without CDSC	(0.40)	19.43	6.09	2.19	‡	n/a	n/a	n/a
Class C
With Sales Charge and CDSC††	(2.41)	17.13	5.89	n/a		2.20%	n/a	n/a
Without Sales Charge and CDSC	(0.40)	19.31	6.11	n/a		2.33	n/a	n/a
Class D
With 1% CDSC	(1.40)	18.43	n/a	n/a		n/a	n/a	n/a
Without CDSC	(0.40)	19.43	6.11	2.03		n/a	n/a	n/a
Class I	0.27	21.08	n/a	n/a		n/a	6.33%	n/a
Class R
With 1% CDSC	(1.00)	19.14	n/a	n/a		n/a	n/a	n/a
Without CDSC	0.00	20.14	n/a	n/a		n/a	n/a	14.72%
Benchmarks**
Lipper Small-Cap Growth Funds Average	(5.49)	12.82	8.11	7.92		6.90	6.57	17.25
Russell 2000 Growth Index	(2.69)	17.07	9.51	5.15		3.68	7.90	19.45

See footnotes on page 7.

Performance Overview

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
10/31/06	$14.29	$12.42	$12.42	$12.42	$14.76	$14.20
4/30/06	14.30	12.47	12.47	12.47	14.72	14.20
10/31/05	12.36	10.88	10.89	10.88	12.67	12.30

*	Returns for periods of less than one year are not annualized.

**	The Lipper Small-Cap Growth Funds Average (Lipper Average) is an average of all funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($3.9 billion as of October 31, 2006). Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The Russell 2000 Growth Index (Russell Index) consists of small-company growth stocks, as determined by the Frank Russell Company. The Lipper Average and the Russell Index are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Average excludes the effect of sales charges and taxes, and the Russell Index excludes the effect of fees, sales charges and taxes. Investors cannot invest directly in an average or an index.

†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.

††	The CDSC is 1% for periods up to 18 months.

‡	Ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after investment date.

Portfolio Overview

Diversification of Net Assets

				Percent of Net Assets
				October 31,
	Issues	Cost	Value	2006	2005
Common Stocks:
Aerospace and Defense	2	$1,366,395	$1,920,307	2.5	3.3
Air Freight and Logistics	1	650,419	1,099,375	1.4	1.5
Biotechnology	6	2,924,924	3,522,855	4.5	4.4
Capital Markets	5	2,407,401	3,409,182	4.4	2.9
Chemicals	1	1,111,314	1,195,039	1.5	—
Commercial Banks	2	606,159	663,026	0.9	1.9
Commercial Services and Supplies	7	4,401,615	6,739,555	8.6	7.2
Communications Equipment	5	1,973,992	2,320,410	3.0	1.6
Computers and Peripherals	1	919,484	879,840	1.1	0.8
Construction and Engineering	1	760,801	1,075,139	1.4	0.9
Diversified Consumer Services	—	—	—	—	0.9
Diversified Financial Services	1	1,121,424	1,175,517	1.5	—
Diversified Telecommunication Services	—	—	—	—	0.6
Electrical Equipment	2	890,111	1,328,686	1.7	1.0
Electronic Equipment and Instruments	2	1,170,938	1,104,056	1.4	—
Energy Equipment and Services	4	2,503,114	3,103,083	4.0	8.1
Health Care Equipment and Supplies	7	3,408,150	3,807,258	4.9	7.8
Health Care Providers and Services	4	2,502,874	3,125,666	4.0	5.4
Hotels, Restaurants and Leisure	6	4,120,941	5,045,746	6.4	6.1
Index Derivatives	—	—	—	—	2.5
Insurance	2	1,014,326	1,053,309	1.3	—
Internet and Catalog Retail	2	1,194,966	1,885,849	2.4	1.0
Internet Software and Services	1	891,336	926,727	1.2	0.5
IT Services	1	779,874	1,040,229	1.3	2.9
Life Sciences Tools and Services	3	2,735,940	2,781,975	3.5	—
Machinery	3	1,824,155	2,716,208	3.5	3.4
Marine	2	1,372,117	2,119,021	2.7	0.9
Media	1	512,817	785,568	1.0	0.9
Metals and Mining	1	921,174	1,005,648	1.3	0.8
Oil, Gas and Consumable Fuels	3	2,454,395	2,403,077	3.1	3.4
Pharmaceuticals	3	1,535,698	1,788,043	2.3	1.6
Real Estate Investment Trusts	1	547,470	578,318	0.7	—
Road and Rail	—	—	—	—	2.9
Semiconductors and Semiconductor Equipment	9	4,802,421	5,965,351	7.6	5.9
Software	7	5,661,739	7,104,860	9.1	12.1
Specialty Retail	1	752,238	1,241,661	1.6	4.3
Textiles, Apparel and Luxury Goods	2	1,472,502	1,635,831	2.1	0.7
Trading Companies and Distributors	1	390,045	506,899	0.6	—
	100	61,703,269	77,053,314	98.5	98.2
Short-Term Holding and Other Assets Less Liabilities	1	1,203,978	1,203,978	1.5	1.8
Net Assets	101	$62,907,247	$78,257,292	100.0	100.0

Portfolio Overview

Largest Portfolio Changes

During Past Six Months

Largest Purchases
THQ*
Nasdaq Stock Market*
FTI Consulting*
Kirby*
RTI International Metals*
Quest Software*
Carter*
Chipotle Mexican Grill*
Cambrex*
GFI Group*

Largest Sales
Oregon Steel Mills**
CommScope
American Commercial Lines
Corrections Corporation of America
FileNet**
Landstar System**
TransDigm Group**
Avid Technology**
ADC Telecommunications**
Arrow International

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.

**	Position eliminated during the period.

Largest Portfolio Holdings†

October 31, 2006

Security	Value	Percent of Net Assets
Nuance Communications	$1,830,244	2.3
Kaydon	1,313,356	1.7
The Children’s Place Retail Stores	1,241,661	1.6
Resources Connection	1,236,606	1.6
Cytec Industries	1,195,039	1.5
THQ	1,178,744	1.5
Huron Consulting Group	1,178,580	1.5
FTI Consulting	1,176,174	1.5
Nasdaq Stock Market	1,175,517	1.5
PerkinElmer	1,166,256	1.5

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

†	Excludes short-term holdings.

Largest Industries

October 31, 2006

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees, and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of May 1, 2006 and held for the entire six-month period ended October 31, 2006.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 5/1/06	Annualized Expense Ratio*	Ending Account Value 10/31/06	Expenses Paid During Period** 5/1/06 to 10/31/06	Ending Account Value 10/31/06	Expenses Paid During Period** 5/1/06 to 10/31/06
Class A	$1,000.00	1.97%	$999.30	$9.87	$1,015.27	$9.95
Class B	1,000.00	2.73	996.00	13.66	1,011.44	13.77
Class C	1,000.00	2.73	996.00	13.66	1,011.44	13.77
Class D	1,000.00	2.72	996.00	13.61	1,011.49	13.72
Class I	1,000.00	1.33	1,002.70	6.68	1,018.50	6.73
Class R	1,000.00	2.23	1,000.00	11.18	1,013.96	11.26

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectus for a description of each share class and its fees, expenses and sales charges. J. & W. Seligman & Co.Incorporated, the Manager, has contractually undertaken to reimburse expenses other than management and 12b-1 fees that exceed 0.78% per annum of average daily net assets through February 28, 2007. No reimbursement was necessary for the six-month period ended October 31, 2006.

**	Expenses are equal to the annualized expense ratio based on actual expenses for the period May 1, 2006 to October 31, 2006, multiplied by the average account value over the period, multiplied by 184/365 (number of days in the period).

Portfolio of Investments
October 31, 2006

	Shares	Value
Common Stocks 98.5%
Aerospace and Defense 2.5%
Ceradyne*	25,788	$1,063,755
Essex*	43,524	856,552
		1,920,307
Air Freight and Logistics 1.4%
UTI Worldwide	42,529	1,099,375
Biotechnology 4.5%
Bioenvision*	107,000	549,980
Cubist Pharmaceuticals*	37,783	841,428
Human Genome Sciences*	62,700	837,045
Maxygen*	53,300	454,116
Theravance*	15,190	477,877
ZymoGenetics*	22,580	362,409
		3,522,855
Capital Markets 4.4%
Affiliated Managers Group*	6,155	616,362
Apollo Investment	42,093	907,525
Evercore Partners (Class A)*	18,800	689,584
GFI Group*	13,783	794,865
Greenhill & Co	5,900	400,846
		3,409,182
Chemicals 1.5%
Cytec Industries	21,575	1,195,039
Commercial Banks 0.9%
Signature Bank*	11,300	342,729
Sterling Bancshares	17,493	320,297
		663,026
Commercial Services and Supplies 8.6%
American Reprographics*	17,500	621,250
Corrections Corporation of America*	17,172	784,589
Diamond Management and Technology Consultants	105,697	1,145,756
FTI Consulting*	41,400	1,176,174
Huron Consulting Group*	29,494	1,178,580
Resources Connection*	42,730	1,236,606
The GEO Group*	15,700	596,600
		6,739,555

See footnotes on page 15.

Portfolio of Investments
October 31, 2006

	Shares	Value
Communications Equipment 3.0%
ADTRAN	27,600	$638,664
Avocent*	12,300	451,533
C-COR*	61,826	617,642
CommScope*	5,395	172,154
Optium*	21,749	440,417
		2,320,410
Computers and Peripherals 1.1%
Emulex*	46,800	879,840
Construction and Engineering 1.4%
Chicago Bridge & Iron (NY shares)	43,776	1,075,139
Diversified Financial Services 1.5%
Nasdaq Stock Market*	32,900	1,175,517
Electrical Equipment 1.7%
AMETEK	16,038	748,654
Power-One*	84,800	580,032
		1,328,686
Electronic Equipment and Instruments 1.4%
GSI Group*	77,800	711,870
Itron*	7,204	392,186
		1,104,056
Energy Equipment and Services 4.0%
Atwood Oceanics*	12,102	559,112
Hornbeck Offshore Services*	31,003	1,118,898
Superior Energy Services*	21,000	657,300
Universal Compression Holdings*	12,741	767,773
		3,103,083
Health Care Equipment and Supplies 4.9%
Arrow International	8,862	316,817
Beckman Coulter	17,100	984,447
Cytyc*	38,450	1,015,849
Edwards Lifesciences*	13,200	566,676
I-Flow*	31,700	491,667
Integra LifeSciences Holdings*	5,967	220,361
Inverness Medical Innovations*	5,610	211,441
		3,807,258

See footnotes on page 15.

Portfolio of Investments
October 31, 2006

	Shares	Value
Health Care Providers and Services 4.0%
Community Health Systems*	22,600	$733,370
Emergency Medical Services (Class A)*	43,789	796,960
Five Star Quality Care*	58,000	597,980
Pediatrix Medical Group*	22,198	997,356
		3,125,666
Hotels, Restaurants and Leisure 6.4%
Buffalo Wild Wings*	15,900	822,030
Chipotle Mexican Grill*	13,800	826,620
Morgans Hotel Group*	26,300	341,900
Pinnacle Entertainment*	38,200	1,155,932
Texas Roadhouse (Class A)*	57,354	828,765
WMS Industries*	30,300	1,070,499
		5,045,746
Insurance 1.3%
American Equity Investment Life Holdings	53,400	681,384
Darwin Professional Underwriters*	16,530	371,925
		1,053,309
Internet and Catalog Retail 2.4%
Coldwater Creek*	36,614	1,116,361
VistaPrint*	24,600	769,488
		1,885,849
Internet Software and Services 1.2%
ValueClick*	49,294	926,727
IT Services 1.3%
SI International*	31,370	1,040,229
Life Sciences Tools and Services 3.5%
Cambrex	31,700	741,780
Nektar Therapeutics*	60,564	873,939
PerkinElmer	54,600	1,166,256
		2,781,975
Machinery 3.5%
Bucyrus International (Class A)	13,856	580,566
Kaydon	31,420	1,313,356
Kennametal	13,325	822,286
		2,716,208

See footnotes on page 15.

Portfolio of Investments
October 31, 2006

	Shares	Value
Marine 2.7%
American Commercial Lines*	16,978	$1,089,139
Kirby*	29,400	1,029,882
		2,119,021
Media 1.0%
Harris Interactive*	117,600	785,568
Metals and Mining 1.3%
RTI International Metals*	16,400	1,005,648
Oil, Gas and Consumable Fuels 3.1%
Berry Petroleum (Class A)	23,796	710,311
Cabot Oil & Gas	17,469	924,285
Helix Energy Solutions Group*	23,792	768,481
		2,403,077
Pharmaceuticals 2.3%
Aspreva Pharmaceuticals*	10,470	190,449
Kos Pharmaceuticals*	10,927	543,618
Medicines*	40,600	1,053,976
		1,788,043
Real Estate Investment Trusts 0.7%
CBRE Realty Finance	37,700	578,318
Semiconductors and Semiconductor Equipment 7.6%
Agere Systems*	25,463	432,362
ATMI*	19,485	617,480
Cymer*	11,400	528,162
DSP Group*	36,805	799,405
FormFactor*	16,228	619,585
Integrated Device Technology*	47,750	756,837
Microsemi*	52,822	1,035,311
Semtech*	33,700	439,111
Varian Semiconductor Equipment Associates*	20,200	737,098
		5,965,351

See footnotes on page 15.

Portfolio of Investments
October 31, 2006

	Shares or Principal Amount		Value
Software 9.1%
Informatica*	38,964	shs.	$482,764
Nuance Communications*	158,600		1,830,244
Open Solutions*	27,000		1,008,990
Quest Software*	54,100		796,893
Sonic Solutions*	50,926		821,945
THQ*	39,200		1,178,744
Witness Systems*	55,540		985,280
			7,104,860
Specialty Retail 1.6%
The Children’s Place Retail Stores	17,690		1,241,661
Textiles, Apparel and Luxury Goods 2.1%
Carter*	31,500		889,245
Warnaco Group*	35,150		746,586
			1,635,831
Trading Companies and Distributors 0.6%
H&E Equipment Services	18,893		506,899

Total Common Stocks (Cost $61,703,269)			77,053,314

Fixed Time Deposit 3.6%
BNP Paribas, Grand Cayman 5.29%, 11/1/2006	$2,802,000		2,802,000

Total Investments (Cost $64,505,269) 102.1%			79,855,314

Other Assets Less Liabilities (2.1)%			(1,598,022)

Net Assets 100.0%			$78,257,292

* Non-income producing security

See Notes to Financial Statements.

Statement of Assets and Liabilities
October 31, 2006

Assets:
Investments, at value
Common stocks (cost $61,703,269)	$77,053,314
Fixed time deposit (cost $2,802,000)	2,802,000
Total investments (cost $64,505,269)	79,855,314
Restricted cash	2,000
Receivable for securities sold	659,817
Receivable for Capital Stock sold	372,807
Expenses prepaid to shareholder service agent	33,315
Receivable for dividends and interest	9,238
Other	9,123
Total Assets	80,941,614

Liabilities:
Payable for securities purchased	1,852,693
Payable for Capital Stock repurchased	620,834
Payable to the Manager	67,251
Distribution and service (12b-1) fees payable	31,969
Bank overdraft	2,355
Accrued expenses and other	109,220
Total Liabilities	2,684,322
Net Assets	$78,257,292

Composition of Net Assets:
Capital Stock, at $0.10 par value; (500,000,000 shares authorized; 5,732,560 shares outstanding):
Class A	$339,071
Class B	34,341
Class C	20,160
Class D	149,493
Class I	30,069
Class R	122
Additional paid-in capital	53,225,742
Undistributed net realized gain (Note 6)	9,108,249
Net unrealized appreciation of investments	15,350,045
Net Assets	$78,257,292

Net Asset Value Per Share:
Class A ($48,469,533 ÷ 3,390,713 shares)	$14.29
Class B ($4,263,714 ÷ 343,406 shares)	$12.42
Class C ($2,504,739 ÷ 201,599 shares)	$12.42
Class D ($18,562,726 ÷ 1,494,935 shares)	$12.42
Class I ($4,439,258 ÷ 300,687 shares)	$14.76
Class R ($17,322 ÷ 1,220 shares)	$14.20

See Notes to Financial Statements.

Statement of Operations
For the Year Ended October 31, 2006

Investment Income:
Dividends (net of foreign tax withheld of $733)	$242,132
Interest	55,748
Total Investment Income	297,880
Expenses:
Management fee	767,845
Distribution and service (12b-1) fees	397,346
Shareholder account services	345,395
Registration	89,441
Auditing and legal fees	66,594
Shareholder reports and communications	52,105
Custody and related services	35,829
Directors’ fees and expenses	7,707
Miscellaneous	12,098
Total Expenses	1,774,360
Net Investment Loss	(1,476,480)
Net Realized and Unrealized Gain on Investments:
Net realized gain on investments	11,960,165
Net change in unrealized appreciation of investments	4,370,479
Net Gain on Investments	16,330,644

Increase in Net Assets from Operations	$14,854,164

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended October 31,
	2006	2005
Operations:
Net investment loss	$(1,476,480)	$(1,899,355)
Net realized gain on investments	11,960,165	7,554,228
Net change in unrealized appreciation of investments	4,370,479	(3,348,121)
Increase in Net Assets from Operations	14,854,164	2,306,752
Distribution to Shareholders:
Net realized long-term gain on investments:
Class A	(1,895,498)	—
Class B	(321,560)	—
Class C	(114,088)	—
Class D	(912,914)	—
Class I	(151,371)	—
Class R	(269)	—
Decrease in Net Assets from Distribution	(3,395,700)	—
Capital Share Transactions:
Net proceeds from sales of shares	2,788,229	4,414,173
Exchanged from associated funds	616,538	1,310,596
Investment of gain distribution	3,113,027	—
Total	6,517,794	5,724,769
Cost of shares repurchased	(19,046,222)	(29,995,475)
Exchanged into associated funds	(1,972,452)	(7,726,487)
Total	(21,018,674)	(37,721,962)
Decrease in Net Assets from Capital Share Transactions	(14,500,880)	(31,997,193)
Decrease in Net Assets	(3,042,416)	(29,690,441)
Net Assets:
Beginning of year	81,299,708	110,990,149
End of Year (net of accumulated net investment loss of $0 and $20,993, respectively)	$78,257,292	$81,299,708

See Notes to Financial Statements.

Notes to Financial Statements

1.	Multiple Classes of Shares — Seligman Frontier Fund, Inc. (the “Fund”) offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans that have at least $500,000 invested in the Seligman Group of mutual funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of a plan termination, will be subject to a CDSC of 1% on redemptions of shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s prospectus. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on

Notes to Financial Statements

quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Fund’s Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

c.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

d.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

f.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended October 31, 2006, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

g.	Distributions to Shareholders — Dividends and other distributions to shareholders are recorded on ex-dividend dates.

h.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

Notes to Financial Statements

3.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.95% per annum of the first $750 million of the Fund’s average daily net assets and 0.85% per annum of the Fund’s average daily net assets in excess of $750 million. The management fees reflected in the Statement of Operations represent 0.95% per annum of the Fund’s average daily net assets. At October 31, 2006, management fees payable to the Manager amounted to $62,142. The Manager has contractually undertaken to reimburse the Fund’s expenses, other than management and 12b-1 fees, that exceed 0.78% per annum of the Fund’s average daily net assets through at least February 28, 2007. At October 31, 2006, certain expenses previously reimbursed during the fiscal year were recovered by the Manager, and the Fund owed the Manager $5,109 relating to the recovery of such reimbursement.

For the year ended October 31, 2006, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and Seligman Services, Inc., each as an affiliate of the Manager, received in the aggregate commissions and concessions of $3,005 from sales of Class A and Class C shares. Commissions of $14,545 and $430 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended October 31, 2006, fees incurred under the Plan aggregated $118,996, or 0.24% per annum of average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

For the year ended October 31, 2006, fees incurred under the Plan, equivalent to 1% per annum (0.99% in the case of Class D) of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of the average daily net assets of Class R shares, amounted to $58,054, $24,673, $195,568, and $55, respectively.

The Distributor and Seligman Services, Inc. are eligible to receive distribution and service fees pursuant to the Plan. For the year ended October 31, 2006, the Distributor and Seligman Services, Inc. received distribution and service fees of $15,109.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D, and Class R shares. For the year ended October 31, 2006, such charges amounted to $2,690. The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to third parties.

For the year ended October 31, 2006, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $345,395 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services

Notes to Financial Statements

than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of October 31, 2006, the Fund’s potential obligation under the Guaranties is $27,400. As of October 31, 2006, no event has occurred which would result in the Fund becoming liable to make any payment under the Guaranties. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment companies. The cost of such fees and earnings/losses accrued thereon is included in directors’ fees and expenses. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The accumulated balance at December 31, 2005, of $21,119 was paid to the participating director in January 2006. As of October 31, 2006, no directors were participating in the deferred compensation arrangement.

4.	Committed Line of Credit — The Fund is a participant in a joint $400 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2007, but is renewable annually with the consent of the participating banks. There were no borrowings during the year ended October 31, 2006.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended October 31, 2006, amounted to $73,864,106 and $92,883,135, respectively.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes

Notes to Financial Statements

of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At October 31, 2006, the cost of investments for federal income tax purposes was $64,683,240. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $177,971.

The tax basis components of accumulated earnings at October 31, 2006 are presented below. Undistributed ordinary income primarily consists of net investment income and net short-term capital gains.

Gross unrealized appreciation of portfolio securities	$16,320,549
Gross unrealized depreciation of portfolio securities	(1,148,475)
Net unrealized appreciation of portfolio securities	15,172,074
Undistributed ordinary income	2,146,394
Undistributed long-term capital gains	7,139,826
Total accumulated earnings	$24,458,294

For the year ended October 31, 2006, the tax characterization of distributions paid is long-term capital gain. The Fund repurchased 1,670,429 shares from shareholders aggregating $21,018,674, of which approximately $907,000 represent capital gain distributions. This information is provided for federal tax purposes only.

7.	Capital Share Transactions — The Fund has authorized 500,000,000 shares of $0.10 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Year Ended October 31,
	2006		2005
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	100,224	$1,338,588	155,045	$1,969,116
Exchanged from associated funds	29,812	398,909	81,021	1,036,478
Investment of gain distribution	140,727	1,730,945	—	—
Converted from Class B*	180,239	2,408,091	259,688	3,305,278
Total	451,002	5,876,533	495,754	6,310,872
Cost of shares repurchased	(834,986)	(11,069,098)	(1,310,131)	(16,629,485)
Exchanged into associated funds	(83,841)	(1,125,785)	(364,198)	(4,641,397)
Total	(918,827)	(12,194,883)	(1,674,329)	(21,270,882)
Decrease	(467,825)	$(6,318,350)	(1,178,575)	$(14,960,010)
Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	19,635	$227,369	34,212	$382,921
Exchanged from associated funds	3,504	40,833	8,176	92,005
Investment of gain distribution	27,221	292,897	—	—
Total	50,360	561,099	42,388	474,926
Cost of shares repurchased	(127,354)	(1,487,613)	(278,808)	(3,135,496)
Exchanged into associated funds	(21,747)	(250,811)	(61,080)	(683,479)
Converted to Class A*	(206,594)	(2,408,091)	(293,913)	(3,305,278)
Total	(355,695)	(4,146,515)	(633,801)	(7,124,253)
Decrease	(305,335)	$(3,585,416)	(591,413)	$(6,649,327)

*	Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date.

Notes to Financial Statements

	Year Ended October 31,
	2006		2005
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	15,778	$186,032	34,618	$396,071
Exchanged from associated funds	5,208	57,021	8,154	91,525
Investment of gain distribution	8,916	96,022	—	—
Total	29,902	339,075	42,772	487,596
Cost of shares repurchased	(45,067)	(513,021)	(67,178)	(747,068)
Exchanged into associated funds	(12,997)	(149,356)	(7,966)	(88,342)
Total	(58,064)	(662,377)	(75,144)	(835,410)
Decrease	(28,162)	$(323,302)	(32,372)	$(347,814)
Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	43,400	$505,883	82,062	$926,064
Exchanged from associated funds	9,427	112,617	6,782	77,421
Investment of gain distribution	78,208	841,523	—	—
Total	131,035	1,460,023	88,844	1,003,485
Cost of shares repurchased	(447,031)	(5,175,055)	(710,384)	(7,958,663)
Exchanged into associated funds	(38,362)	(446,500)	(203,257)	(2,299,875)
Total	(485,393)	(5,621,555)	(913,641)	(10,258,538)
Decrease	(354,358)	$(4,161,532)	(824,797)	$(9,255,053)
Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	38,314	$519,319	55,519	$711,788
Investment of gain distribution	11,995	151,371	—	—
Total	50,309	670,690	55,519	711,788
Cost of shares repurchased	(58,369)	(792,804)	(109,641)	(1,429,742)
Decrease	(8,060)	$(122,114)	(54,122)	$(717,954)
Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	797	$11,038	2,167	$28,213
Exchanged from associated funds	535	7,158	1,017	13,167
Investment of gain distribution	22	269	—	—
Total	1,354	18,465	3,184	41,380
Cost of shares repurchased	(675)	(8,631)	(7,409)	(95,021)
Exchanged into associated funds	—	—	(1,043)	(13,394)
Total	(675)	(8,631)	(8,452)	(108,415)
Increase (decrease)	679	$9,834	(5,268)	$(67,035)

8.	Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman mutual funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman mutual funds. All three had already been terminated prior to the end of September 2002.

Notes to Financial Statements

The results of the Manager’s internal review were presented to the Independent Directors of all Seligman registered investment companies (the “Seligman Funds”). In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was Seligman Frontier Fund, Inc.).

Since February 2004, the Manager has been in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager, Seligman Advisors, Inc. and Seligman Data Corp. (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager has objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading.

On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (President of the Manager and the Seligman Funds), reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful

Notes to Financial Statements

in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal actions or possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

9.	Recently Issued Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 provides guidance for how uncertain tax positions, if any, should be recognized, measured, presented and disclosed in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Fund’s financial statements.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions, if any. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

Class A
	Year Ended October 31,
	2006	2005	2004	2003	2002

Per Share Data:
Net Asset Value, Beginning of Year	$12.36	$12.17	$11.49	$8.83	$10.65
Income (Loss) from Investment Operations:
Net investment loss	(0.21)	(0.21)	(0.21)	(0.18)	(0.16)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.64	0.40	0.89	2.84	(1.66)
Total from Investment Operations	2.43	0.19	0.68	2.66	(1.82)
Less Distributions:
Distributions from net realized capital gain	(0.50)	—	—	—	—
Net Asset Value, End of Year	$14.29	$12.36	$12.17	$11.49	$8.83
Total Return	20.29%	1.56%	5.92%#	30.12%	(17.09)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$48,470	$47,699	$61,326	$70,355	$60,490
Ratio of expenses to average net assets	1.97%	2.01%	2.06%	2.27%	1.93%
Ratio of net investment loss to average net assets	(1.60)%	(1.70)%	(1.75)%	(1.91)%	(1.59)%
Portfolio turnover rate	91.67%	96.04%	83.73%	124.34%	91.00%

See footnotes on page 32.

Financial Highlights

Class B
	Year Ended October 31,
	2006	2005	2004	2003	2002

Per Share Data:
Net Asset Value, Beginning of Year	$10.88	$10.80	$10.28	$7.96	$9.67
Income (Loss) from Investment Operations:
Net investment loss	(0.27)	(0.27)	(0.27)	(0.23)	(0.23)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.31	0.35	0.79	2.55	(1.48)
Total from Investment Operations	2.04	0.08	0.52	2.32	(1.71)
Less Distributions:
Distributions from net realized capital gain	(0.50)	—	—	—	—
Net Asset Value, End of Year	$12.42	$10.88	$10.80	$10.28	$7.96
Total Return	19.43%	0.74%	5.06%#	29.15%	(17.68)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$4,264	$7,060	$13,393	$17,977	$16,199
Ratio of expenses to average net assets	2.73%	2.76%	2.82%	3.03%	2.69%
Ratio of net investment loss to average net assets	(2.36)%	(2.45)%	(2.51)%	(2.67)%	(2.35)%
Portfolio turnover rate	91.67%	96.04%	83.73%	124.34%	91.00%

See footnotes on page 32.

Financial Highlights

Class C
	Year Ended October 31,
	2006	2005	2004	2003	2002

Per Share Data:
Net Asset Value, Beginning of Year	$10.89	$10.81	$10.28	$7.95	$9.66
Income (Loss) from Investment Operations:
Net investment loss	(0.27)	(0.27)	(0.27)	(0.23)	(0.23)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.30	0.35	0.80	2.56	(1.48)
Total from Investment Operations	2.03	0.08	0.53	2.33	(1.71)
Less Distributions:
Distributions from net realized capital gain	(0.50)	—	—	—	—
Net Asset Value, End of Year	$12.42	$10.89	$10.81	$10.28	$7.95
Total Return	19.31%	0.74%	5.16%#	29.31%	(17.70)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$2,505	$2,501	$2,832	$2,758	$1,484
Ratio of expenses to average net assets	2.73%	2.76%	2.82%	3.03%	2.69%
Ratio of net investment loss to average net assets	(2.36)%	(2.45)%	(2.51)%	(2.67)%	(2.35)%
Portfolio turnover rate	91.67%	96.04%	83.73%	124.34%	91.00%

See footnotes on page 32.

Financial Highlights

Class D
	Year Ended October 31,
	2006	2005	2004	2003	2002

Per Share Data:
Net Asset Value, Beginning of Year	$10.88	$10.80	$10.27	$7.95	$9.66
Income (Loss) from Investment Operations:
Net investment loss	(0.27)	(0.27)	(0.27)	(0.23)	(0.23)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.31	0.35	0.80	2.55	(1.48)
Total from Investment Operations	2.04	0.08	0.53	2.32	(1.71)
Less Distributions:
Distributions from net realized capital gain	(0.50)	—	—	—	—
Net Asset Value, End of Year	$12.42	$10.88	$10.80	$10.27	$7.95
Total Return	19.43%	0.74%	5.16%#	29.18%	(17.70)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$18,563	$20,120	$28,871	$33,455	$31,325
Ratio of expenses to average net assets	2.72%	2.76%	2.82%	3.03%	2.69%
Ratio of net investment loss to average net assets	(2.35)%	(2.45)%	(2.51)%	(2.67)%	(2.35)%
Portfolio turnover rate	91.67%	96.04%	83.73%	124.34%	91.00%

See footnotes on page 32.

Financial Highlights

Class I
	Year Ended October 31,
	2006	2005	2004	2003	11/30/01* to 9/30/02

Per Share Data:
Net Asset Value, Beginning of Period	$12.67	$12.39	$11.62	$8.88	$11.34
Income (Loss) from Investment Operations:
Net investment loss	(0.13)	(0.13)	(0.13)	(0.13)	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.72	0.41	0.90	2.87	(2.38)
Total from Investment Operations	2.59	0.28	0.77	2.74	(2.46)
Less Distributions:
Distributions from net realized capital gain	(0.50)	—	—	—	—
Net Asset Value, End of Period	$14.76	$12.67	$12.39	$11.62	$8.88
Total Return	21.08%	2.26%	6.63%#	30.86%	(21.69)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$4,439	$3,913	$4,497	$3,931	$2,343
Ratio of expenses to average net assets	1.33%	1.33%	1.34%	1.72%	1.21	%†
Ratio of net investment loss to average net assets	(0.96)%	(1.02)%	(1.03)%	(1.38)%	(0.87	)%†
Portfolio turnover rate	91.67%	96.04%	83.73%	124.34%	91.00	%øø
Without expense reimbursement:ø
Ratio of expenses to average net assets					1.27	%†
Ratio of net investment loss to average net assets					(0.93	)%†

See footnotes on page 32.

Financial Highlights

Class R
	Year Ended October 31,
	2006	2005	2004	4/30/03* to 10/31/03

Per Share Data:
Net Asset Value, Beginning of Year	$12.30	$12.17	$11.48	$9.13
Income (Loss) from Investment Operations:
Net investment loss	(0.25)	(0.25)	(0.24)	(0.11)
Net realized and unrealized gain on investments and foreign currency transactions	2.65	0.38	0.93	2.46
Total from Investment Operations	2.40	0.13	0.69	2.35
Less Distributions:
Distributions from net realized capital gain	(0.50)	—	—	—
Net Asset Value, End of Year	$14.20	$12.30	$12.17	$11.48
Total Return	20.14%	1.07%	6.01%#	25.74%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$17	$7	$71	$2
Ratio of expenses to average net assets	2.23%	2.25%	2.32%	2.48	%†
Ratio of net investment loss to average net assets	(1.86)%	(1.94)%	(2.01)%	(2.17	)%†
Portfolio turnover rate	91.67%	96.04%	83.73%	124.34	%‡

*	Commencement of offering of shares.

†	Annualized.

ø	The Manager reimbursed certain expenses for the period presented.

øø	For the year ended October 31, 2002.

‡	For the year ended October 31, 2003.

#	Excluding the effect of certain payments received from the Manager in 2004, total returns for Classes A, B, C, D, I and R would have been 5.85%, 4.99%, 5.09%, 5.09%, 6.56%, and 5.94%, respectively.

See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders,
Seligman Frontier Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Frontier Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Frontier Fund, Inc. as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
December 21, 2006

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Frontier Fund, Inc. is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
John R. Galvin (77)[1,3] • Director: 1995 to Date • Oversees 60 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics), Governor of the Center for Creative Leadership, and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, he was a Director of USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.

Frank A. McPherson (73)[2,3] • Director: 1995 to Date • Oversees 60 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and Oklahoma Foundation for Excellence in Education. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.

Betsy S. Michel (64)[1,3] • Director: 1984 to Date • Oversees 60 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

Leroy C. Richie (65)[1,3] • Director: 2000 to Date • Oversees 59 Portfolios in Fund Complex
Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company), Infinity, Inc. (oil and gas services and exploration), and Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

See footnotes on page 36.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Robert L. Shafer (74)[2,3] • Director: 1984 to Date • Oversees 60 Portfolios in Fund Complex
Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. From May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (71)[1,3] • Director: 1993 to Date • Oversees 60 Portfolios in Fund Complex
Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).

Interested Directors and Principal Officers

William C. Morris (68)* • Director and Chairman of the Board: 1988 to Date • Oversees 60 Portfolios in Fund Complex
Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proponents for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (54)* • Director: 1993 to Date • President: 1995 to Date • Chief Executive Officer: 2002 to Date • Oversees 59 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer and, with the exception of Seligman Cash Management Fund, Inc., Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Director (formerly Chairman), ICI Mutual Insurance Company.

Michael Alpert (39) • Vice President and Portfolio Manager: 2005 to Date	Senior Vice President, Investment Officer, J. & W. Seligman & Co. Incorporated. Formerly, Investment Associate, J. & W. Seligman & Co. Incorporated.
Eleanor T. M. Hoagland (55) • Vice President and Chief Compliance Officer: 2004 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Chief Compliance Officer for each of the investment companies of the Seligman Group of Funds†.

See footnotes on page 36.

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Thomas G. Rose (48) • Vice President: 2000 to Date
Managing Director, Chief Financial Officer, Senior Vice President, Finance, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

Lawrence P. Vogel (50) • Vice President: 1992 to Date • Treasurer: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; and Treasurer of Seligman Data Corp.

Frank J. Nasta (42) • Secretary: 1994 to Date
Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary of Seligman International, Inc. and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 24 registered investment companies.

*	Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee 2 Director Nominating Committee 3 Board Operations Committee

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1] These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectus or statement of additional information.

EOF2 10/06

ITEM 2.	CODE OF ETHICS. As of October 31, 2006, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005
Audit Fees	$45,430	$43,270
Audit-Related Fees	–	–
Tax Fees	2,500	2,350
All Other Fees	–	1,931

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2006	2005
Audit-Related Fees	$129,300	$120,630
Tax Fees	12,990	13,903
All Other Fees	–	–

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent and (ii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $144,790 and $138,814, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS. Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Board of Directors of the Registrant has a adopted a Nominating Committee Charter which provides that the Nominating Committee (the “Committee”) may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Directors of the Registrant occurs and if, based on the Board’s then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.	CONTROLS AND PROCEDURES.
(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.
(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN FRONTIER FUND, INC.

By:	/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date: January 3, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date: January 3, 2007

By:	/S/ LAWRENCE P.VOGEL Lawrence P. Vogel Vice President, Treasurer and Chief Financial Officer

Date: January 3, 2007

SELIGMAN FRONTIER FUND, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.
(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.